                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 9, 1999

                               VIEWCAST.COM, INC.
                               ------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                      000-29020                 75-2528700
         --------                      ---------                 ----------
(STATE OF INCORPORATION)        (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

2665 VILLA CREEK DRIVE, SUITE 200, DALLAS, TEXAS                    75234
------------------------------------------------                    -----
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 488-7200

ITEM 5.    OTHER EVENTS

         On September 21, 1999, the Board of Directors of ViewCast.com, Inc. appointed George C. Platt as its new President and Chief Executive Officer replacing the Office of the Chief Executive formed in July 1999 and comprised of H.T. Ardinger, Jr.-Chairman of the Board, Joseph Autem-Director, and Glenn A. Norem-Director. This event is more fully described in the Press release filed herewith as Exhibit 99.1.

         Mr. Platt was also appointed as a member of the Company's Board of Directors to fill one of the two Board seats vacated by William D. Jobe and William E. Johnson who resigned effective September 9, 1999 and September 17, 1999, respectively. Pursuant to the Company's Bylaws, the Board of Directors presently has the authority to appoint up to three additional directors (after the appointment of Mr. Platt) to serve until the next annual meeting of its shareholders to fill vacancies and newly created directorships.




ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                 None.

           (b)   PRO FORMA FINANCIAL INFORMATION.

                 None.

           (c)   EXHIBITS.

                 99.1     Press Release dated September 21, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ViewCast.com, Inc.

September 24, 1999                            By: /s/ Frederick B. Cowen
                                                  ------------------------------
                                                  Frederick B. Cowen
                                                  Chief Accounting Officer

                                INDEX TO EXHIBITS



EXHIBIT NUMBER             DESCRIPTION
--------------             -----------

    99.1                   Press Release dated September 21, 1999